UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2006

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Board of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) has declared the Partnership’s quarterly cash distribution of $0.82 per unit for the fourth quarter of 2005.  The indicated annual rate is $ 3.28 per unit.  The fourth quarter distribution is payable February 14, 2006, to unitholders of record on February 8, 2006.  The ex-dividend date is February 6, 2006. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated January 25, 2006, announcing fourth quarter distribution
99.2	Corrected press release dated January 25, 2006, announcing fourth quarter distribution

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: January 26, 2006	By:	/s/ JAMES G. IVEY
James G. Ivey
Chief Financial Officer

Exhibit Index

99.1	Press release dated January 25, 2006, announcing fourth quarter distribution
99.2	Corrected press release dated January 25, 2006, announcing fourth quarter distribution